TIERRA GRANDE RESOURCES

Australia ~ Peru ~ Canada
August 2013
OTC (US): TGRI



Disclaimer

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This presentation has been prepared by Tierra Grande Resources Inc. ("Tierra Grande" or the "Company"). It should not be considered as an invitation or offer to subscribe for or purchase any securities in the Company or as an inducement to make an invitation or offer with respect to those securities. No agreement to subscribe for securities in the Company will be entered into on the basis of this presentation.

This presentation is provided on the basis that none of Tierra Grande nor its respective officers, directors, shareholders, related bodies corporate, partners, affiliates, employees, representatives or advisers make any representation or warranty (express or implied) as to the accuracy, reliability, relevance or completeness of the material contained in the presentation and nothing contained in the presentation is, or may be relied upon as, a promise, representation or warranty, whether as to the past or the future. The Company hereby excludes all warranties that can be excluded by law.

The presentation contains forward looking information and prospective financial material which is predictive in nature and may be affected by inaccurate assumptions or by known or unknown risks and uncertainties, and may differ materially from results ultimately achieved. There can be no assurance that the assumptions underlying forward looking information or prospective financial information are accurate or reliable or complete in any manner. All references to future production, production targets and exploration targets and infrastructure access are subject to the completion of all necessary feasibility studies, permitting, construction, financing arrangements and infrastructure-related agreements.

All persons should consider seeking appropriate professional advice in reviewing the presentation and all other information with respect to the Company and evaluating the business, financial performance and operations of the Company. Neither the provision of the presentation nor any information contained in the presentation or subsequently communicated to any person in connection with the presentation is, or should be taken as, constituting the giving of investment advice to any person. All information contained in this presentation is based on publicly available information, internally developed data and other sources. The Company does not undertake to update any of its information.

All information contained in this presentation is based on publicly available information, internally developed data and other sources. The Company does not undertake to update any of its information, except in accordance with applicable securities laws.

This presentation relates to the proposed acquisition by the Company of the project mentioned. Certain information in this presentation is presented on a pro-forma basis as if this project have been acquired. While the Company is currently expected to conduct due diligence on the project, and expects to complete the acquisition of the project in the near term, there can be no assurance that the acquisitions will be completed.

Executive Summary

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- Tierra Grande's business strategy
  - Projects – High grade, near term production
  - People – Balance of Corporate and Mining Professionals
  - Corporate – Constant market presence

- Project strategy
  - Sub-scale high grade, low cash cost assets
  - Low capital intensity
  - Near-term cash flow assets
  - Long term high value assets

- Tierra Grande is undertaking a US$200,000 - $500,000 equity raise to commence due diligence preceding the acquisition of the Buldibuyo Gold Project in Peru:
  - Post acquisition value – **expected free cash flow of $35million** on current exploration information with upside.

- Cash flow created from the acquired Project to be directed at value enhancing investments inline with Tierra Grande's business strategy.

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Highlights Summary

PROJECT	▪ **High grade** gold ▪ **Near term** producing assets to fund development and acquisitions ▪ **Low capital** intensity to cash flow ▪ Potential for substantial **long mine life mineralisation**
PEOPLE	▪ **Strategic Partner** with Mining Plus providing technical strength ▪ **Strategic Partner** with ExploAndes providing local technical experience & project pipeline ▪ Complete skill set – Proven **corporate, technical and operational capability** ▪ **Peru based personnel** ▪ Management have **successfully developed and operated world class mining projects**
CORPORATE	▪ Constant **market presence** ▪ Team is **actively seeking deals** ▪ **Global team** with global perspective

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Proven Mining Experience

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Our Team

- Technical and Corporate professionals
- International mining experience
- History of unlocking value of projects via acquisition and development

EXPLO ANDES

In - Country Alliance

- Local technical team
- Networks and contacts
- Scalable capabilities
- Project pipeline
- Due diligence

MINING PLUS

Strategic Partners

- Global technical team
- Project pipeline
- Due diligence
- Development partnering
- Skill and mentoring

Tierra Grande Resources

Strength through a complimentary board and diligent approach creates value propositions

Board

Simon Eley	Chairman
Mark Kalajzich	CEO & President
Andrew Gasmier	Director
Brad Evans	Director
Miguel Cardozo	Director*
Eduardo Ferrero	Director*

Management

Allister Blyth	Chief Financial Officer
Karim Lalani	Corporate Secretary
Neil Rose	Commercial Manager

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Tierra Grande's Approach

- Sub scale projects
- Near term cash flow to fund growth
- High grade
- Low capital requirements
- Strategic partners
- Focus on Peru
- Focus on gold

Shares Outstanding	m	78
Current Share Price	USD	$.02
Market Capitalization	USD m	$1.6

* Subject to current shareholder approval



The Team

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The Team

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Simon Eley – Chairman (LLB, BA)
Mr Eley has extensive management experience in the resources sector with senior roles at Aquila Resources Ltd, Manahattan Corporation, Woodside Petroleum Ltd and significant open-pit experience in base and gold mines in Australia. Mr Eley led the team that secured the Central Murchison gold Project that resulted in the eventual sale to Westgold Resources for $76 million with 12 months.

Andrew Gasmier – Director (B.Eng (Mining) WASM, AusIMM)
Mr. Gasmier is a West Australian School of Mines educated Mining Engineer with over 16 years' experience in both underground and open pit operations. He has extensive experience in the assessment, evaluation and feasibility of mineral projects in Africa, Australia, Laos and Russia. Mr. Gasmier has held General Management roles in operations in Queensland and Western Australia, and in the past five years Mr. Gasmier has held senior positions for Metals X, Monarch Gold, AngloGold Ashanti and Mining Plus. Mr. Gasmier holds First Class Mine Managers Certificate of Competency and holds a West Australian Underground Supervisor's Certificate of Competency.

Brad Evans – Director (B.Eng (Mining) WASM, AusIMM)
Mr Evans is a Mining Engineer with more than 15 years' experience in the mining industry, he is currently the General Manager of Mining Plus. Mr Evans has a multitude of experience ranging from production, planning and management on mine sites, to organisation leadership within Mining Plus. Mr Evans has lead the growth of Mining Plus from 10 to 70 employees with 5 offices around the world. He is the holder of Mine Managers Certificates of Competency in Western Australia and New South Wales.

The Team

Miguel Cardozo – Director (B.Sc., M.Sc, PhD)
Dr Cardozo has 40 years of gold and base metals experience throughout the Americas, holding senior management roles with companies such as Newmont, North Ltd.,Teck Cominco and Placer Dome. As the Senior Geologist with Newmont, Dr Cardozo was responsible for the exploration program that led to the discovery of the +50M oz. Yanacoha gold district, and the Galeno copper-gold porphyry in Peru. He is a member of the Society of Economic Geologists (Council for the period 2010-2012), the Colegio de Ingenieros del Perú, the Instituto de Ingenieros de Minas del Perú, the Sociedad Geológica del Perú and the Society for Geology Applied to Mineral Deposits.

Eduardo Ferrero Diaz – Director (MBA,BE)
Mr Ferrero is an Australian-Peruvian Executive with more than 16 years professional experience in the fields of Engineering, Banking & Finance, Management Consulting and Business Start-Ups. Mr Ferrero has extensive business networks across Financial Institutions and Governments in Australia and Peru. He is a Director of LaEncontre.com, Social Coil, Re/max-Pro and Delante Consultores, and is currently based in Lima

Mr Mark Kalajzich – CEO & President
Mark has held executive roles in the Telecommunications, Workforce Management and Finance sectors in Australia and Asia over the past decade. Mark gained global resources and commodities experience in Equity Capital Markets at Patersons Securities from 2009 until 2012. He has been heavily involved in the operation and listing of resource companies. Mark has successfully foundered and held Executive Director roles in a number of successful start-up entities and continues to hold a Directors role in venture capital and greenfield investment company, Chapman Valley Capital. Throughout these positions, Mark has traditionally focused on the creation of corporate structures, the execution of capital management strategies and driven change management outcomes.

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Strategic Partners

Mining Plus provide a global technical team for investment identification, due diligence and project development

Mining Plus (MP)

- MP consists of a team of engineers, geologists and environmental and safety consultants led by an experienced management team.
- Located in Perth, Adelaide, Melbourne, Kalgoorlie, Toronto, Vancouver and Lima. With affiliates abroad, MP operates on both a national and international scale.
- With a proven track record in delivering innovative and practical solutions, MP has the know-how to support mining services, suppliers and mining companies involved in both underground and surface mining developments.

Established	2006
Offices	7
Total Staff	75
Speciality	Geology, Mining Engineering, Risk and Environment

MINING PLUS

Strategic Partners

- **Global technical team**
- **Project pipeline**
- **Due diligence**
- **Development partnering**
- **Skill and mentoring**

Key Benefits of Partnership

- MP provides the technical expertise and practical experience to Tierra Grande.
- Tierra Grande provides MP with the opportunity to widen its global presence in the mining industry.

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Strategic Partners

ExploAndes are a highly regarded in-country technical team that provide a range of geological and logistic services

ExploAndes (EA)

- EA is a specialised geological consulting group focused on South American Projects.
- EA has a highly regarded skill set that complement exploration and prospecting through to feasibility and operating mine stage projects.
- Multiple Geologists with priority given to Tierra Grande projects.

EXPLO ANDES

Strategic Partners

- **South American focused**
- **Exploration**
- **Pre- feasibility**
- **Operating Mines**
- **Resource estimation**

Established	2003
Offices	Lima
Total Staff	23
Speciality	Exploration Geology

Key Benefits of Partnership

- EA provides unparalleled in country knowledge to assist in the analysis and exploitation of current and potential projects for Tierra Grande.
- Tierra Grande will provide a ground roots alliance with an expanding Peruvian focused Company.



The Project

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Projects

Gold focused in Peru.

Stable democratic republic government

Produces ~7% of the world's gold worth $9Billion

Emerging economy - GDP growth +6% per year

Accommodating policy for Foreign Direct Investment



20th Largest country by land area in the world

World's – 6th largest gold producer, 3rd largest Silver, copper, zinc and tin producer, 4th largest lead and Molybdenum producer

US$8.5Billion Mining Sector investments in 2012 (expected increase of 16% in 2013)

US$59.5Billion in Foreign Investment in 2012

589 mining operations in production

Buldibuyo Gold Project

The Buldibuyo gold mine is contained in a 160-km-long orogenic gold belt extending along the Eastern Andean Cordillera in northern Peru that has produced to date over 10 million ounces (Moz) gold from vein-type deposits.

The region is host to numerous gold vein mines, mainly included in the Pataz and Parcoy districts, located 45km and 15 km north of the Buldibuyo district. Current total gold output from the main mines in the Pataz and Parcoy districts amount approximately 500,000 ounces annually.



Perú
Huanuco
Huancayo
Lima
Ate
Villa El Salvador
Caraz
50 mi
100 km

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Buldibuyo Gold Project

Overview

- The Project is made up of 2 leases covering a substantial area of 1410ha.
- The Project was previously mined using small scale and primitive mining methods and is ready to be restarted immediately.

Lease Code	Lease Name	Area Ha
15008764X01	PATRICIA	510
10080194	MARIA ANGOLA 2	900
	TOTAL	1410

CLASSIFICATION FOR VEINS			
VEIN	Tonnage**	Au Grade**	Contained Gold
	t	g/t	Oz.
PATRICIA UNO	11,418	11.25	4,130
	39,673	10.22	13,037
SAN JUAN	21,940	10.50	7,407
	15,459	12.05	5,990
PATRICIA DOS	2,621	8.35	704
SAN JUAN DOS	7,445	12.50	2,992
	5,783	12.50	2,324
LOS HORNOS	152,880	11.00	36,622
	257,218	11.05	73,207

** Note - the exploration Information in the form of tonnage and grade estimates are conceptual or order of magnitude and do not meet the criteria of a mineral resource and are based upon data received from the owners. There has been insufficient exploration to delineate a resource and it is uncertain if further exploration will result in a resource being identified.

Currently

- The project has near mine exploration potential including partially developed mining panels.
- Labour intensive methods used to mine the project, provide the opportunity to improve efficiency and reduce costs
- The project is utilizing a small **CIP plant** to process 30-50t per day.

Additional Exploration Targets

Buldibuyo is located in a world class address.

Los Hornos- El Cura Target

- Besides the upside potential in the existing veins, previous owners have identified a zone with potential for low-grade gold .
- The Los Hornos-El Cura exploration zone contains an intensively fractured and brecciated, 500m x 500m, stockwork area. Alteration includes gold-bearing, quartz-veining and quartz-sericite alteration in a granodioritic-tonalitic intrusion.



E
W
Buzamiento de
estructuras al Este
Campamento
Rio Buldibuyo
Bx
Rio Huascacocha
Qda. Huire Huire
Bx
Bx

Breccia body in Los Hornos stockwork zone



Quartz-veining from Los Hornos zone



Quartz-veining from El Cura target zone



The Plan

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TIERRA GRANDE
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The Plan

- **Strategic Alliance with Mining Plus**, gives access to leading mining professionals to implement a robust mining and processing plan
- **Strategic Alliance with ExploAndes** to undertake project geology work, and establish exploration programs to delineate ore zones.
- **Rigorous operator training programs** and targeted local employee selection programs to engage a local workforce
- **Establish Gold Production** to generate a sustainable positive cash flow from the first project
- **Exploration and Resource Drilling** to define known mineralisation, test existing targets and identify new resources
- **Corporate Activity** to identify and secure additional value adding projects.



The Plan - Timeline


2013
2013
Aug
Oct
Dec
2014
Feb
Apr
Jun
Aug
Oct
Dec
2014
Dec 2013
Project Acquisition
Apr 2014
Mining Commences
Seed raise
Aug 2013
Due Diligence
Sep 2013 - Nov 2013
Capital Raise
Dec 2013
Technical Studies/Approvals
Jan 2014 - Mar 2014
Resource/Exploration Drilling
Feb 2014 - onwards
Mining
Apr 2014 - onwards

The Value

Highlights

- Tightly held share register
- Real mining personnel with development track record
- Early entry point for growing Company
- Committed to being a dividend paying Gold Miner
- Significant share price upside upon project acquisition
- Short time frame to production and generation of cash flow



Year 1 Operation Forecast

- **9,400oz** Gold Production
- Cash Cost < **USD$600/oz ***

Year 2 Operation Forecast

- **18,800oz** Gold Production
- Cash Cost < **USD $550/oz ***

* based on current pre-DD assumptions

Further Information

For further information regarding Tierra Grande,

Please contact:

Mark Kalajzich - CEO
+61 42 888 88 99
mark@tgresources.com

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Appendix 1: Mineral Concessions


Tierra Grande Resources
Minera Aurifera Retamas
Compañía Minera Poderosa
Other